Exhibit 10.115

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Supplemental Agreement No. 34
to
Purchase Agreement No. PA-03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
THIS SUPPLEMENTAL AGREEMENT NO. 34 is entered into as of November 29, 2023 (Supplemental Agreement No. 34), by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03791 dated as of July 3, 2012, as amended and supplemented (Purchase Agreement) relating to the purchase and sale of models 737-8 and 737-9 aircraft (collectively, 737-8 Aircraft and 737-9 Aircraft); and
WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.TABLE OF CONTENTS.
The Table of Contents is deleted in its entirety and replaced by an updated Table of Contents, which is provided as Enclosure 1 to this Supplemental Agreement No. 34 and incorporated into the Purchase Agreement by this reference. The updated Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 34.
2.TABLE.
2.1A new Table 1M entitled “737-8 Block M (January 2024 Base) Aircraft Delivery, Description, Price and Advance Payments” is provided as Enclosure 2 to this Supplemental Agreement No. 34 and is incorporated into the Purchase Agreement by this reference. This new Table 1M reflects [*].
3.SUPPLEMENTAL EXHIBIT
3.1Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is hereby deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1R1 entitled “Buyer Furnished Equipment Variables” which is provided as

HAZ-PA-03791	1	SA-34
BOEING PROPRIETARY

Enclosure 3 to this Supplemental Agreement No. 34 and incorporated into the Purchase Agreement by this reference.
4.LETTER AGREEMENTS
4.1Letter Agreement No. HAZ-PA-03791-LA-1208078R12 entitled “[*]” is deleted in its entirety and replaced with a revised Letter Agreement No. HAZ-PA-03791-LA-1208078R13 entitled “[*]” ([*]), which is provided as Enclosure 4 to this Supplemental Agreement No. 34 and incorporated into the Purchase Agreement by this reference.
4.2Letter Agreement No. HAZ-PA-03791-LA-1208090R15 entitled “[*]” is deleted in its entirety and replaced with a revised Letter Agreement No. HAZ-PA-03791-LA-1208090R16 entitled “[*]” which is provided as Enclosure 5 to this Supplemental Agreement No. 34 and incorporated into the Purchase Agreement by this reference.
4.3A new Letter Agreement No. HAZ-PA-03791-LA-2302334 entitled “[*]” is provided as Enclosure 6 to this Supplemental Agreement No. 34 and incorporated into the Purchase Agreement by this reference.
5.[*]
6.MISCELLANEOUS.
6.1All terms used but not defined in this Supplemental Agreement No. 34 will have the same meaning as such terms have in the Purchase Agreement.
6.2All terms and conditions of the Purchase Agreement not specifically amended by this Supplemental Agreement No. 34 remain unamended and in full force and effect, and shall apply to this Agreement.
6.3This Supplemental Agreement No. 34 will become effective upon execution and receipt by both parties of this Supplemental Agreement No. 34. The terms of this Supplemental Agreement No. 34 will expire if not executed by November 30, 2023.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	Matthew Cram	By:	/s/ Grant Levy

Its:	Attorney-In-Fact	Its:	Executive Vice President

HAZ-PA-03791	2	SA-34
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-32
1B	737-9 Block B Aircraft Information Table [*]	SA-33
1C	737-8 Block C Aircraft Information Table [*]	SA-32
1D	737-8 Block D Aircraft Information Table [*]	SA-26
1E	737-8 Block E Aircraft Information Table [*]	SA-29
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-32
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-32
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-31
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-33
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-32
1K	737-8 Block K Aircraft Information Table [*]	SA-32
1L	737-9 Block L Aircraft Information Table [*]	SA-31
1M	737-8 Block M Aircraft Information Table [*]	SA-34

HAZ-PA-03791	i	SA-34
BOEING PROPRIETARY

Enclosure 1

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration (Block I)	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
A24	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-31
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1R1	BFE Variables	SA-34
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

HAZ-PA-03791	ii	SA-34
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R13	Advance Payment Matters	SA-34
LA-1208079R3	[*]	SA-32
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R16	Special Matters for 737-8 and 737-9 Aircraft	SA-34
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016R1	[*]	SA-31
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28
LA-2302334	[*]	SA-34

HAZ-PA-03791	iii	SA-34
BOEING PROPRIETARY

Table 1M	Enclosure 2
Purchase Agreement No. PA-03791 737-8 Block M [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	182,200 pounds	Detail Specification:			D019A008-AA (11/18/2022)
Engine Model/Thrust:		CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]	Engine Price Base Year/Escalation Formula:
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]	Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]	Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:			[*]
LIFT Seats Provided by Boeing (Estimate):			[*]
Deposit per Aircraft:			[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	MSN	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)		Price Per A/P	[*]	[*]	[*]	[*]
[*]-2028	1	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2028	1	[*]		[*]	[*]	[*]	[*]	[*]
Total:	2

[*]

[*]

HAZ-PA-03791 122129-1F.txt	Boeing Proprietary	SA-34 Page 1

Enclosure 3
BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Air Lease Corporation

Supplemental Exhibit BFE1R1

to Purchase Agreement Number PA-03791

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:
* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-BFE1R1		BFE1 Page 1
	BOEING PROPRIETARY	SA-34

Enclosure 3

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

*[*].

**[*].

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).
* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-BFE1R1		BFE1 Page 2
	BOEING PROPRIETARY	SA-34

Enclosure 3

2.On-dock Dates and Other Information.
On or before [*] prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

[*]
3.Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html
* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-BFE1R1		BFE1 Page 3
	BOEING PROPRIETARY	SA-34

Enclosure 4
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R13

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Deferred Advance Payment Schedule.
1.1Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).
[*]
2.[*]

3.[*]

4.[*]

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not

SA-34 Page 1
BOEING PROPRIETARY

Enclosure 4

available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	Matthew Cram

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	November 29, 2023

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208078R13		SA-34
Advance Payment Matters		Page 2
BOEING PROPRIETARY

Enclosure 5
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208090R16

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:
1.1Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9[*]	737-8[*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]
Block M	[*]	[*]	[*]	[*]	[*]

1.2Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the

SA-34

BOEING PROPRIETARY

Enclosure 5

commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*]. Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]
Block M	[*]	[*]	[*]	[*]	[*]

1.3[*]
1.4[*]
1.5[*]
1.6[*]
1.7[*]
1.8[*]
1.9[*]
1.10[*]
1.11[*]
1.12[*]
1.13[*]
1.14[*]
1.15[*]
1.16[*]
1.17[*]
1.18[*]

HAZ-PA-03791-LA-1208090R16		SA-34
Special Matters for 737-8 and 737-9 Aircraft		Page 2
BOEING PROPRIETARY

Enclosure 5

1.19[*]
1.20[*]
1.21[*]
1.22[*]
1.23[*]
1.24[*]
1.25[*]
1.26[*]
1.27[*]
1.28[*]
1.29[*]
1.30[*]
1.31[*]
1.32[*]
1.33[*]
1.34[*]
1.35[*]
1.36[*]
1.37[*]
1.38[*]
1.39[*]
1.40[*]
1.41[*]
1.42[*]
1.43[*]
1.44[*]
1.45[*]
1.46[*]
1.47[*]
1.48[*]
1.49[*]
1.50[*]
1.51[*]
1.52Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the

HAZ-PA-03791-LA-1208090R16		SA-34
Special Matters for 737-8 and 737-9 Aircraft		Page 3
BOEING PROPRIETARY

Enclosure 5

scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*]. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).
2.[*]
3.[*]
4.[*]
5.[*]

6.Assignment.
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and Substitute Aircraft at time of delivery and leasing the Aircraft and Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-1208090R16		SA-34
Special Matters for 737-8 and 737-9 Aircraft		Page 4
BOEING PROPRIETARY

Enclosure 5

Very truly yours,

THE BOEING COMPANY

By
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	November 29, 2023

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208090R16		SA-34
Special Matters for 737-8 and 737-9 Aircraft		Page 5
BOEING PROPRIETARY

Enclosure 6
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-2302334

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to models 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[*].
1.[*]
2.[*]
3.[*]
4.[*]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.
`
BOEING PROPRIETARY

Enclosure 6

Very truly yours,

THE BOEING COMPANY
By	Matthew Cram
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	November 29, 2023

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-2302334		SA-34
[*]		Page 2
BOEING PROPRIETARY

        Enclosure 7
Attachment A to Letter Agreement No. HAZ-PA-03791-LA-2302334

[*]

HAZ-PA-03791-LA-2302334		SA-34
[*]		Attachment A Page 1
BOEING PROPRIETARY

        Enclosure 7
Attachment B to Letter Agreement No. HAZ-PA-03791-LA-2302334

[*]

HAZ-PA-03791-LA-2302334		SA-34
[*]		Attachment B Page 2
BOEING PROPRIETARY